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                                 SchwabFunds(R)
                              101 Montgomery Street
                             San Francisco, CA 94104

                                   May 5, 2000
VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      The Charles Schwab Family of Funds
         File Nos. 33-31894 and 811-5954

Dear Sir or Madam:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended, the Prospectuses and Statements of Additional Information, dated April 30, 2000, for the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Retirement Money Fund, Schwab Institutional Advantage Money Fund, Schwab Municipal Money Fund - Sweep Shares, Schwab California Municipal Money Fund - Sweep Shares, Schwab New York Municipal Money Fund - Sweep Shares, Schwab New Jersey Municipal Money Fund Sweep Shares, Schwab Pennsylvania Municipal Money Fund - Sweep Shares, Schwab Florida Municipal Money Fund - Sweep Shares, Schwab Value Advantage Money Fund - Investor Shares, Schwab Municipal Money Fund - Value Advantage Shares, Schwab California Municipal Money Fund - Value Advantage Shares, Schwab New York Municipal Money Fund - Value Advantage Shares and Schwab Government Cash Reserves Fund do not differ from those filed in the most recent Post-Effective Amendment No. 38, which was filed electronically.

Sincerely,

/s/ Amy L. Mauk

Amy L. Mauk
Corporate Counsel
Charles Schwab Investment Management, Inc.